                                                                    EXHIBIT 24.1





           POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS
               COVERING JUNIOR SUBORDINATED DEBENTURES, PREFERRED
                  SECURITIES, COMMON SECURITIES AND GUARANTEES



         Each of the undersigned, a director or officer of FORD MOTOR COMPANY (the "Company"), appoints each of J. M. Devine, D. N. McCammon, M. S. Macdonald, J. W. Martin, Jr., J. M. Rintamaki, L. J. Ghilardi, P. J. Sherry, Jr. and N. A. Patino, his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments thereto relating to the issuance and/or sale of the above-captioned Junior Subordinated Debentures, Preferred Securities, Common Securities and Guarantees, as authorized at a meeting of the Board of Directors of the Company held on September 14, 1995, including but not limited to, power and authority to sign his or her name (whether on behalf of the Company, or otherwise) to such Registration Statement or Registration Statements and any amendments thereto (including post-effective amendments), or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file them with the Commission. Each of the undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

         Each of the undersigned has signed his or her name as of the 14th day of September, 1995.




    /s/ Alex Trotman                                /s/ Colby H. Chandler
---------------------------------                   --------------------------
       (Alex Trotman)                                  (Colby H. Chandler)



    /s/ Michael D. Dingman                          /s/ Edsel B. Ford II
---------------------------------                   ----------------------------
       (Michael D. Dingman)                            (Edsel B. Ford II)



    /s/ William Clay Ford                           /s/ William Clay Ford, Jr.
---------------------------------                   ---------------------------
       (William Clay Ford)                             (William Clay Ford, Jr.)



                                                    /s/ Irvine O. Hockaday, Jr.
---------------------------------                   ----------------------------
        (Roberto C. Goizueta)                          (Irvine O. Hockaday, Jr.

   /s/ Marie-Josee Kravis                           /s/ Drew Lewis
----------------------------------                  ----------------------------
      (Marie-Josee Kravis)                             (Drew Lewis)



  /s/ Ellen R. Marram                               /s/ Kenneth H. Olsen
----------------------------------                  ----------------------------
     (Ellen R. Marram)                                 (Kenneth H. Olsen)



  /s/ Carl E. Reichardt                             /s/ Louis R. Ross
----------------------------------                  ----------------------------
     (Carl E. Reichardt)                               (Louis R. Ross)



  /s/ Clifton R. Wharton, Jr.                       /s/ John M. Devine
----------------------------------                  ----------------------------
     (Clifton R. Wharton, Jr.)                         (John M. Devine)



  /s/ Murray L. Reichenstein
----------------------------------
     (Murray L. Reichenstein)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS
             COVERING JUNIOR SUBORDINATED DEBENTURES, PREFERRED
                SECURITIES, COMMON SECURITIES AND GUARANTEES



         The undersigned, the Director, Accounting and the principal accounting officer of FORD MOTOR COMPANY (the "Company"), appoints each of J. M. Devine,
D. N. McCammon, M. S. Macdonald, J. W. Martin, Jr., J. M. Rintamaki, L. J. Ghilardi, P. J. Sherry, Jr. and N. A. Patino, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments thereto relating to the issuance and/or sale of the above-captioned Junior Subordinated Debentures, Preferred Securities, Common Securities and Guarantees, as authorized at a meeting of the Board of Directors of the Company held on September 14, 1995, including but not limited to, power and authority to sign his name (whether on behalf of the Company, or otherwise) to such Registration Statement or Registration Statements and any amendments thereto (including post-effective amendments), or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file them with the Commission. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

         The undersigned has signed his name as of the 19th day of September, 1995.



                                                    /s/ Daniel R. Coulson
                                                    ---------------------
                                                    Daniel R. Coulson